Exhibit 10.47
Silicon Valley Bank
Amendment to Loan Documents

Borrower:  APPLIED IMAGING CORP.
Address:   2380 Walsh Avenue
           Santa Clara, CA  95051

Dated as of September 3, 2003

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

     Silicon and Borrower hereby agree to amend the Loan and Security Agreement between them, dated September 28, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

     1. Extension of Maturity Date. Section 4 of the Schedule to Loan Agreement hereby is amended and restated in its entirety to read as follows:

                   4.  Maturity Date
                       (Section 6.1):         September 26, 2004.

     2. Modification of TNW Base Amount and TNW Capital Increase. The portion of
Section 5 of the Schedule to Loan Agreement that currently reads as follows:

                                   The term "TNW Base Amount" means, as of any date of determination, the amount set forth below corresponding to the time period set forth below:

                                          (A) during the period  commencing  on
                                          October 1, 2002 and ending on October
                                          31, 2002, $3,500,000;

                                          (B) during the period  commencing  on
                                          November 1, 2002 and ending on
                                          November 30, 2002, $3,200,000;

                                          (C) during the period  commencing  on
                                          December 1, 2002 and ending on
                                          December 31, 2002, $4,800,000;
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                                          (D) during the period commencing   on
                                          January 1, 2003 and ending on January
                                          31, 2003, $2,800,000;

                                          (E) during the period  commencing  on
                                          February 1, 2003 and ending on
                                          February 28, 2003, $2,200,000;

                                          (F) during the  period commencing  on
                                          March 1, 2003 and ending on March 31,
                                          2003, $3,300,000;

                                          (G) during the  period commencing  on
                                          April 1, 2003 and ending on April 30,
                                          2003, $2,600,000;

                                          (H)during the period  commencing  on
                                          May 1, 2003 and ending on May 31,
                                          2003, $2,100,000;

                                          (I) during  the period commencing  on
                                          June 1, 2003 and  ending on June 30,
                                          2003, $3,600,000;

                                          (J) during  the period commencing  on
                                          July 1, 2003 and  ending on July 31,
                                          2003, $2,900,000;

                                          (K) during the period  commencing  on
                                          August 1, 2003 and ending on August
                                          31, 2003, $2,300,000;

                                          (L) from and after September 1, 2003,
                                          $4,200,000.

                                 The term "TNW Capital Increase" means, as of any date of determination, the greater of (a) $-0- and (b) 50% of all consideration (if any) received after January 31, 2003 for equity securities and subordinated debt of the Borrower. In no event shall the amount of the TNW Capital Increase be decreased.



, hereby is amended and restated in its entirety to read as follows:
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                                  The term "TNW Base  Amount" means,  as of any
                                  date of determination, the amount set forth below corresponding to the time period set forth below:

                                           (A) during the period  commencing  on
                                           August 1, 2003 and ending on August
                                           31, 2003, $1,800,000;

                                           (B) during  the period commencing  on
                                           September  1,  2003 and  ending  on
                                           September 30, 2003, $2,600,000;

                                           (C) during the period  commencing  on
                                           October 1, 2003 and ending on October
                                           31, 2003, $1,900,000;

                                           (D) during the period  commencing  on
                                           November 1, 2003 and ending on
                                           November 30, 2003, $1,500,000;

                                           (E) during the period  commencing  on
                                           December 1, 2003 and ending on
                                           December 31, 2003, $3,100,000;

                                           (F) during the  period  commencing on
                                           January 1, 2004 and ending on January
                                           31, 2004, $2,400,000;

                                           (G) during the period  commencing  on
                                           February 1, 2004 and ending on
                                           February 29, 2004, $1,900,000;

                                           (H) during the  period  commencing on
                                           March 1, 2004 and ending on March 31,
                                           2004, $3,000,000;

                                           (I) during the  period  commencing on
                                           April 1, 2004 and ending on April 30,
                                           2004, $2,300,000;

                                           (J) during the period  commencing  on
                                           May 1, 2004 and ending on May 31,
                                           2004, $1,800,000;
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                                           (K) during the  period commencing  on
                                           June 1, 2004 and  ending on June 30,
                                           2004, $3,400,000;

                                           (L) during the  period commencing  on
                                           July 1, 2004 and  ending on July 31,
                                           2004, $2,700,000;

                                           (M) during the period  commencing  on
                                           August 1, 2004 and ending on August
                                           31, 2004, $2,100,000;

                                           (N) from and after September 1, 2004,
                                           $4,100,000.

                                 The term "TNW Capital Increase" means, as of any date of determination, the greater of (a) $-0- and (b) 50% of all consideration (if any) received after August 31, 2003 for equity securities and subordinated debt of the Borrower. In no event shall the amount of the TNW Capital Increase be decreased.



     3. Delaware Good Standing. Borrower shall deliver to Silicon, no later than 30 days following the date of this Amendment, a good standing certificate issued by the Delaware Secretary of State reflecting that Borrower is in good standing in the State of Delaware and that the franchise taxes of Borrower owing to the State of Delaware have been paid to date, in each case, as of a date on or after September 2, 2003.

     4. Fee. In consideration for Silicon entering into this Amendment, Borrower shall pay Silicon a fee of $35,000 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

     5. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

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     6.  General  Provisions.  This  Amendment,  the Loan  Agreement,  any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


   Borrower:                                 Silicon:

   APPLIED IMAGING CORP.                     SILICON VALLEY BANK


   By /s/ Carl Hull                          By /s/ Chitra Suriyanarayanan
     ----------------------------              ----------------------------
     President or Vice President             Title   Vice President
                                                   ------------------------
   By /s/ Barry Hotchkies
     ----------------------------
     Secretary or Ass't Secretary

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